SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 21, 2001



                            AmeriVest Properties Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)



         Maryland                     1-14462                     84-1240264
----------------------------     ----------------            -------------------
(State or other jurisdiction     (Commission File               (IRS Employer
  of incorporation)                Number)                   Identification No.)


          1780 South Bellaire Street, Suite 515, Denver, Colorado 80222
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 297-1800

Item 2. Acquisition or Disposition of Assets

Purchase of Colorado Office Building. On December 21, 2001, we completed the acquisition of the Kellogg Office Building (the "Acquired Building"). The Acquired Building is located in Littleton, Colorado and contains approximately 113,000 rentable square feet and is located on approximately 5 acres of land. The aggregate purchase price for the Acquired Building was $13,550,000, which was paid with $9,500,000 from the proceeds of a loan from US Bank National Association (the "US Bank Loan") and the balance from a portion of the proceeds of our late July 2001 public offering.

The Acquired Building was purchased from WXI/MCN Commercial Real Estate L.P. (the "Seller"), an unrelated party. The purchase price of the Acquired Building was determined through negotiations between the Seller and us.

The US Bank Loan bears interest at a rate of 4.77% for the initial 12 months and matures on December 21, 2004. After the initial 12 months, the rate floats on one of three indices elected by us, provided by US Bank, plus 250 basis points.

The Acquired Building will be managed by Sheridan Realty Advisors, LLC under the terms of the Advisory Agreement between Sheridan Realty Advisors, LLC and us dated December 22, 1999 and revised and restated as of March 12, 2001. Effective January 1, 2002, however, we will assume the management functions of this and all other properties previously managed by Sheridan Realty Advisors, LLC as described in our press release dated December 14, 2001 that was included as
Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange Commission on December 21, 2001.

Additional information concerning this transaction and the Acquired Building is contained in our press release dated December 26, 2001, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements And Exhibits.

(a)  Financial Statements of Real Estate Properties Acquired:

     The financial statements required by this Item will be filed pursuant to an amendment to this Form 8-K.

(b)  Unaudited Pro Forma Financial Information:

     The pro forma financial information required by this Item will be filed pursuant to an amendment to this Form 8-K.

(c)  Exhibits

     Exhibit Number                 Exhibit Title
     --------------                 -------------
         99.1                       Press Release dated December 26, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               AMERIVEST PROPERTIES INC.


January 4, 2002
                                               By: /s/ D. Scott Ikenberry
                                               ---------------------------------
                                               D. Scott Ikenberry
                                               Chief Financial Officer